UNITED STATES
Securities And Exchange Commission
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2006 (January 6, 2006)
Education Realty Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation or organization)	001-32417 (Commission File Number)	20-1869228 (I.R.S. Employer Identification No.)

530 Oak Court Drive, Suite 300, Memphis, Tennessee (Address of Principal Executive Offices)	38117 (Zip Code)
(901) 259-2500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Education Realty Trust, Inc. (which may be referred to as the “Registrant,” “we,” “our,” and “us”) hereby amends our Current Report on Form 8-K filed on January 12, 2006, to provide the required financial statements relating to our acquisition of thirteen student housing properties (the “Acquired Properties”) from Place Properties, L.P., a Tennessee limited partnership (“Place”), and Place Mezz Borrower, LLC, an affiliate of Place, as described in such Current Report.
     After reasonable inquiry, we are not aware of any material factors relating to the Acquired Properties that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.
Item 9.01     Financial Statements and Exhibits.

		Page
(a)	Financial statements of businesses acquired.

	Report of independent registered public accounting firm	2

	Combined statements of certain revenues and certain expenses of the Place
	Portfolio for the nine months ended September 30, 2005 (unaudited) and
	for the year ended December 31, 2004	3

	Notes to the combined statements of certain revenues and certain expenses	4

(b)	Pro forma financial information.

	Pro forma financial information.	8

	Pro forma condensed consolidated balance sheet for Education
	Realty Trust, Inc. and Subsidiaries as of
	September 30, 2005 (unaudited)	9

	Pro forma condensed consolidated statement of operations for Education
	Realty Trust, Inc. and Subsidiaries for the nine
	months ended September 30, 2005 (unaudited)	10

	Pro forma condensed consolidated statement of operations for Education
	Realty Trust, Inc. and Subsidiaries for the year ended December 31, 2004 (unaudited)	11

	Notes to pro forma condensed consolidated financial statements (unaudited)	12

(c)	Shell Company Transactions.

	Not applicable.

(d)	Exhibits.
10.1	Consent, Ratification, Assumption and Release Agreement made effective as of January 6, 2006, by and among Cape Place (DE), LLC, Martin Place (DE), LLC, Clayton Place (DE), LLC, Macon Place (DE), LLC, River Place (DE), LLC, Jacksonville Place (DE), LLC, Clemson Place (DE), LLC, Troy Place (DE), LLC, Murray Place (DE), LLC, EDR Lease Holdings, LLC, Cecil M. Philips, Place Properties, L.P., Education Realty Operating Partnership, LP, and LaSalle Bank, National Association, as Trustee.

10.2	Loan and Security Agreement dated as of December 3, 2004, between Cape Place (DE), LLC; Clayton Place (DE), LLC; Clemson Place (DE), LLC; Jacksonville Place (DE), LLC; Macon Place (DE), LLC; Martin Place (DE), LLC; Murray Place (DE), LLC; River Place (DE), LLC; and Troy Place (DE), LLC, collectively, as Borrower and Greenwich Capital Financial Products, Inc., as Lender.

10.3	$98,660,000 Promissory Note, dated December 3, 2004, between Cape Place (DE), LLC, Clayton Place (DE), LLC, Clemson Place (DE), LLC, Jacksonville Place (DE), LLC, Macon Place (DE), LLC, Martin Place (DE), LLC, Murray Place (DE), LLC, River Place (DE), LLC, Troy Place (DE), LLC (collectively, the “Borrower”) and Greenwich Capital Financial Products, Inc. (the “Lender”).

10.4	Exceptions to Non-Recourse Guaranty (Multi State) entered into as of January 6, 2006, by Education Realty Operating Partnership, LP for the benefit of LaSalle Bank, National Association, as Trustee.

10.5	Environmental Indemnity Agreement made as of January 6, 2006, by Cape Place (DE), LLC, Clayton Place (DE), LLC, Clemson Place (DE), LLC, Jacksonville Place (DE), LLC, Macon Place (DE), LLC, Martin Place (DE), LLC, Murray Place (DE), LLC, River Place (DE), LLC, Troy Place (DE), LLC, and EDR Lease Holdings, LLC and EDR Clemson Place Limited Partnership and Education Realty Operating Partnership, LP (collectively referred to as “Indemnitor”) in favor of LaSalle Bank, National Association, as Trustee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Education Realty Trust, Inc.
Memphis, Tennessee
We have audited the accompanying combined statement of certain revenues and certain expenses of the Place Portfolio for the year ended December 31, 2004. The financial statement is the responsibility of Place Portfolio’s management. Our responsibility is to express an opinion on this combined financial statement based on our audit.
We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. The Place Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Place Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying combined statement of certain revenues and certain expenses of the Place Portfolio was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Education Realty Trust, Inc. and is not intended to be a complete presentation of Place Portfolio’s revenues and expenses.
In our opinion, the combined statement of certain revenues and certain expenses presents fairly, in all material respects, the combined certain revenues and certain expenses of the Place Portfolio as described in Note 1 for the year ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP

Memphis, Tennessee
January 24, 2006

Place Portfolio
Combined statements of certain revenues and certain expenses
For the nine months ended September 30, 2005 and the year ended December 31, 2004
(Dollars in thousands)

	Nine months ended	Year ended
	September 30, 2005	December 31, 2004
	(Unaudited)
Certain revenues:
Rental income	$16,825	$21,545

Certain expenses:
Property operating expenses	6,146	8,095
Real estate taxes and insurance	1,311	1,870

Total certain expenses	7,457	9,965

Certain revenues in excess of certain expenses	$9,368	$11,580

See accompanying notes.

Place Portfolio
Notes to combined statements of certain revenues and certain expenses
Nine months ended September 30, 2005 and
year ended December 31, 2004
(Dollars in thousands)
1. Basis of presentation
The accompanying combined statements of certain revenues and certain expenses include the combined operations for the periods presented of thirteen student-housing rental properties known as the Place Portfolio. On January 6, 2006, Education Realty Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”) which is the operating partnership subsidiary of Education Realty Trust, Inc., a Maryland corporation, purchased the Place Portfolio for approximately $195,000 in cash, partnership units, and assumed debt from Place Properties, L.P., a Tennessee limited partnership, and Place Mezz Borrower, LLC, an affiliate (collectively referred to as “Place”). Prior to the acquisition, each property was owned by a special purpose entity, each of which was a separate wholly-owned limited liability company or limited partnership subsidiary of Place. The acquisition was effected through the Operating Partnership’s acquisition of all of the membership or partnership interests of each special purpose entity. The accompanying statements were prepared on a combined basis as the thirteen properties were commonly owned and managed by Place.
The accompanying combined statements of certain revenues and certain expenses for the nine months ended September 30, 2005 and the year ended December 31, 2004 were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties. The combined statements of certain revenues and certain expenses are not intended to be a complete presentation of the actual operations of the properties for the nine months ended September 30, 2005 and the year ended December 31, 2004 as certain expenses which may not be comparable to the expenses to be incurred in the proposed future operations of the Place Portfolio have been excluded. Expenses excluded consist of interest expense, management fees, depreciation, amortization, and certain corporate expenses not directly related to the future operations of the Place Portfolio. In the opinion of management of the Place Portfolio, all adjustments considered necessary for a fair presentation have been included.

The Place Portfolio includes 5,894 beds and consists of the following properties:

Property	City	State	University

Troy Place	Troy	AL	Troy State University

Jacksonville Place	Jacksonville	AL	Jacksonville State University

Statesboro Place	Statesboro	GA	Georgia Southern University

Macon Place	Macon	GA	Macon State University

Clayton Place I and II	Morrow	GA	Clayton College and State University

Carrollton Place	Carrollton	GA	State University of West Georgia

River Place	Carrollton	GA	State University of West Georgia

Murray Place	Murray	KY	Murray State University

Western Place	Bowling Green	KY	Western Kentucky University

Cape Place	Cape Girardeau	MO	SE Missouri State University

Clemson Place	Clemson	SC	Clemson University

Berkeley Place	Clemson	SC	Clemson University

Martin Place	Martin	TN	University of Tennessee at Martin
2. Summary of significant accounting policies
Revenue recognition
Rental income is comprised of all activities related to leasing activities. Students are required to execute lease contracts with payment schedules that are generally for a term of twelve months or less. Receivables from tenants are recorded when due from residents and revenue is recognized on a straight line basis over the term of the lease agreement.
The future minimum rental income to be received, based on leases in place at September 30, 2005, is approximately $13,554.
Allowance for doubtful accounts
Management monitors the creditworthiness of its tenants on an on-going basis and records a reserve against the related accounts receivable when appropriate.
Property operating expenses
Property operating expenses represent the direct expenses of operating the properties and consist primarily of common area maintenance, bad debts, security, utilities, insurance, advertising and promotion, general and administrative, and other operating expenses that are expected to continue in the ongoing operation of the properties.

Capitalization
Expenditures for ordinary maintenance and repairs are expensed as incurred, and significant renovations and improvements that improve and/or extend the useful life have been capitalized.
Use of estimates
The preparation of the combined statements of certain revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of certain revenues and certain expenses. Actual results could differ from those estimates.
Commitments and contingencies
In the normal course of business, the Place Portfolio is subject to claims, lawsuits, and legal proceedings. While it is not possible to ascertain the ultimate outcome of such matters, in management’s opinion, the liabilities, if any, in excess of the amounts provided or covered by insurance, are not expected to have a material adverse effect on the results of operations.
Unaudited interim financial information
The accompanying combined statement of certain revenues and certain expenses for the nine months ended September 30, 2005 is unaudited, but includes all adjustments, consisting only of normal recurring adjustments, that in the opinion of management are necessary for a fair presentation of the Place Portfolio’s combined statement of certain revenues and certain expenses for such period. The results for the period are not necessarily indicative of results that may be expected for any other interim period or for a full fiscal year or any future period.

3. Subsequent event
As discussed in Note 1, on January 6, 2006, the Place Portfolio was acquired by the Operating Partnership of Education Realty Trust, Inc. pursuant to a Contribution Agreement. The acquisition was effected through the Operating Partnership’s acquisition of all of the membership or partnership interests of each special purpose entity that previously held the interests. The Operating Partnership acquired the Place Portfolio for a combination of cash totaling approximately $95,840, 36,954 partnership units valued at $500 and assumed the following interest-only mortgage debt of approximately $98,660:

		Loan			Monthly
	Principal	origination	Maturity	Interest	interest
Property	Amount	date	date	rate	payment

Troy Place	$9,440	12/2004	12/2009	6.439%	$51
Jacksonville Place	11,120	12/2004	12/2009	6.439%	60
Macon Place	7,440	12/2004	12/2009	6.439%	40
Clayton Place I and II	24,540	12/2004	12/2009	6.439%	132
River Place	13,680	12/2004	12/2009	6.439%	73
Murray Place	6,800	12/2004	12/2009	6.439%	36
Cape Place	8,520	12/2004	12/2009	6.439%	46
Clemson Place	8,160	12/2004	12/2009	6.439%	44
Martin Place	8,960	12/2004	12/2009	6.439%	48
These notes require interest only payments until December 2009 at which time the aggregate principal balance of $98,660 is payable.
At the closing of the acquisition, a lease agreement was entered whereby Place (the “Lessee”) will lease each of the acquired properties for an initial term of five years, effective as of January 1, 2006. The agreement provides for the Lessee to pay the Operating Partnership base rent in the aggregate amount of approximately $13,736 per year during the initial term. The Lessee also will be required to pay the Operating Partnership additional rent under certain circumstances as described in the agreement. The Lessee is also required to maintain a letter of credit in the amount of $5,000 to secure its obligation to pay rent to the Operating Partnership during the initial term of the lease agreement. At the end of the initial term of the agreement, the Lessee may be entitled to terminate the letter of credit.

EDUCATION REALTY TRUST, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION
The following unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2005 and the year ended December 31, 2004 are presented as if Education Realty Trust, Inc. and Subsidiaries (the “Company”) had acquired the Place Portfolio as of September 30, 2005 for the pro forma condensed consolidated balance sheet and as if the Company had acquired the student housing properties related to the Place Portfolio, the JPI Portfolio, and the individually acquired properties located at the University of Mississippi, University of South Carolina, Auburn University, University of Florida, and Middle Tennessee State University (the “Murfreesboro Properties”) on the first day of the period presented for the pro forma condensed consolidated statements of operations. It was also assumed that the Company’s formation transactions and initial public offering (“IPO”) had occurred as of the first day of the period presented. The pro forma adjustments include the related repayment of certain debt and the acquisition of minority ownership interests.
These pro forma financial statements should be read in conjunction with the Company’s historical financial statements, including the notes thereto, as filed on Form 10-K for the year ended December 31, 2004, and as filed on Forms 10-Q for the period January 1, 2005 to January 30, 2005, representing the “Predecessor”, and as filed on Forms 10-Q for the period January 31, 2005 to September 30, 2005, representing the Company. The pro forma condensed consolidated financial statements are unaudited and are not necessarily indicative of what the financial position or the actual results of operations would have been had the Company completed the acquisition of the Place Portfolio on September 30, 2005 or the Company had completed the student housing real estate acquisitions or consummated the IPO on the first day of the periods presented, respectively, nor do they purport to represent the financial position or the results of operations of the Company as of any future date or for any future periods.

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated balance sheet
As of September 30, 2005 (Unaudited)
(Dollars in thousands, except share and per share data)

	Consolidated	Place Portfolio
	Education Realty	Pro Forma	Company
	Trust, Inc.	Adjustments	Pro forma
	(A)	(B)
Assets
Student housing properties, net	$623,933	$202,197	$826,130
Corporate office furniture, net	1,023	—	1,023
Cash and cash equivalents	72,683	(67,200)	5,483
Restricted cash and short-term investments	8,086	1,302	9,388
Student contracts receivable, net	1,106	—	1,106
Management fee receivable from third party, net	437	—	437
Goodwill and other intangibles, net	3,878	—	3,878
Other assets	10,070	592	10,662

Total assets	$721,216	$136,891	$858,107

Liabilities and stockholders’ equity

Liabilities:
Mortgage loans, net of unamortized premium/discount	$328,846	$98,660	$427,506
Revolving line of credit	2,000	37,731	39,731
Note payable to affiliate		—
Accounts payable and accrued expenses	14,677	—	14,677
Accounts payable affiliate	751	—	751
Deferred revenue	10,249	—	10,249

Total liabilities	356,523	136,391	492,914

Minority interest	28,158	500	28,658

Commitments and contingencies	—	—	—

Stockholders’ equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 26,256,217 shares issued and outstanding as of September 30,2005	263	—	263
Preferred stock, $.01 par value, 50,000,000 shares authorized, no shares outstanding as of September 30, 2005
Unearned deferred compensation	(2,621)	—	(2,621)
Additional paid in capital	362,296	—	362,296
Loan to shareholder	(5,996)	—	(5,996)
Warrants	375	—	375
Accumulated deficit	(17,782)	—	(17,782)

Total stockholders’ equity	336,535	—	336,535

Total liabilities and stockholder’s equity	$721,216	$136,891	$858,107

See accompanying notes.

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated statement of operations
Nine months ended September 30, 2005 (Unaudited)
(Dollars in thousands, except for share and per share data)

	Education	Education
	Realty	Realty Trust
	Trust, Inc.	Predecessor	Completed
	Consolidated	Combined	Student
	January 31 to	January 1 to	Housing	Acquisition	Place
	September 30,	to January	Property	of Place	Pro Forma	Pro Forma			Company
	2005	30, 2005	Acquisitions	Portfolio	Adjustments	Adjustments			Pro Forma
	(C)	(D)	(E)	(F)	(G)
Revenues:
Student housing leasing revenue	$53,663	$1,772	$11,367	$16,825	$(16,825)	$10,302	(H	)	$77,104
Third-party development services	973	—	—	—	—	—			973
Third-party management services	1,155	103	—	—	—	—			1,258
Operating expense reimbursements	3,538	671	—	—	—	—			4,209

Total revenues	59,329	2,546	11,367	16,825	(16,825)	10,302			83,544

Operating expenses:

Student housing leasing operations	31,106	779	4,928	7,457	(7,457)	—			36,813
General and administrative	7,998	377	—	—	—	50	(I	)	8,425
Depreciation and amortization	23,387	260	—	—	—	9,928	(J	)	33,575
Reimburseable operating expenses	3,538	671	—	—	—	—			4,209

Total operating expenses	66,029	2,087	4,928	7,457	(7,457)	9,978			83,022

Operating income (loss)	(6,700)	459	6,439	9,368	(9,368)	324			522

Nonoperating expenses:
Interest	11,587	479	—	—	—	7,649	(K	)	19,715
Prepayment penalties on early repayment of debt	1,084	—	—	—	—	—			1,084
Amortization of deferred financing costs	582	—	—	—	—	203	(L	)	785
Interest Income	(630)	—	—	—	—	—			(630)

Total nonoperating expenses	12,623	479	—	—	—	7,852			20,954

Income(loss) before equity in earnings of unconsolidated entities, income taxes, and minority interest	(19,323)	(20)	6,439	9,368	(9,368)	(7,528)			(20,432)

Equity in earnings of JV’s	560	27	—	—	—	—			587

Income (loss) before income taxes and minority interest	(18,763)	7	6,439	9,368	(9,368)	(7,528)			(19,845)
Taxes	170	—	—	—	—	—			170

Net income (loss) before minority interest	(18,933)	7	6,439	9,368	(9,368)	(7,528)			(20,015)
Minority interest	(1,384)	—	—	—	—	(118)	(M	)	(1,502)

Net income (loss)	$(17,549)	$7	$6,439	$9,368	$(9,368)	$(7,410)			$(18,513)

Earnings per share information (1):
Loss per share — basic and diluted	$(0.80)								$(0.71)

Weighted average common shares outstanding — basic and diluted	21,883,589					4,372,628			26,256,217

(1) Pro forma earnings per share is computed assuming the IPO occurred as of the first day of the period presented.
See accompanying notes.

Education Realty Trust, Inc. and Subsidiaries
Pro forma condensed consolidated statement of operations
Year ended December 31, 2004 (Unaudited)
(Dollars in thousands, except for share and per share data)

		Education
	Education Realty	Realty Trust
	Trust Inc.	Predecessor	Completed
	Consolidated July 12,	Combined Year	Student
	2004 to	Ended	Housing	Acquisition	Place Pro
	December 31,	December 31,	Property	of Place	Forma	Pro Forma			Company Pro
	2004	2004	Acquisitions	Portfolio	Adjustments	Adjustments			Forma
	(N)	(O)	(P)	(Q)	(R)
Revenues:
Student housing leasing revenue	$—	$21,033	$65,401	$21,545	$(21,545)	$13,736	(S	)	$100,170
Third-party development services	—	392	—	—	—	—			392
Third-party management services	—	1,326	—	—	—	—			1,326
Operating expense reimbursements	—	5,223	—	—	—	—			5,223

Total revenues	—	27,974	65,401	21,545	(21,545)	13,736			107,111

Operating expenses:
Student housing leasing operations	—	10,544	32,896	9,965	(9,965)	—			43,440
General and administrative	201	3,545	—	—	—	708	(T	)	4,454
Depreciation and amortization	—	3,120	—	—	—	39,235	(U	)	42,355
Reimburseable operating expenses	—	5,223	—	—	—	—			5,223

Total operating expenses	201	22,432	32,896	9,965	(9,965)	39,943			95,472

Operating income (loss)	(201)	5,542	32,505	11,580	(11,580)	(26,207)			11,639

Nonoperating expenses:

Interest	21	5,623	—	—	—	20,376	(V	)	26,020
Amortization of deferred financing costs	—	163	—	—	—	841	(W	)	1,004

Total nonoperating expenses	21	5,786	—	—	—	21,217			27,024

Income(loss) before equity in earnings of unconsolidated entities, income taxes, and minority interest	(222)	(244)	32,505	11,580	(11,580)	(47,424)			(15,385)

Equity in earnings of JV’s	—	1,002	—	—	—	—			1,002

Income (loss) before income taxes and minority interest	(222)	758	32,505	11,580	(11,580)	(47,424)			(14,383)

Taxes	—	—	—	—	—	255	(X	)	255

Net income (loss) before minority interest	(222)	758	32,505	11,580	(11,580)	(47,679)			(14,638)

Minority interest	—	—	—	—	—	(932)	(Y	)	(932)

Net income (loss)	$(222)	$758	$32,505	$11,580	$(11,580)	$(46,747)			$(13,706)

Earnings per share information(1):

Loss per share — basic and diluted	$(2,220)								$(0.52)

Weighted average common shares outstanding — basic and diluted	100					26,256,117			26,256,217

     (1) Pro forma earnings per share is computed assuming the IPO occurred as of the first day of the period presented.
     See accompanying notes.

Education Realty Trust, Inc. and Subsidiaries
Notes to pro forma condensed consolidated financial statements (Unaudited)
(Dollars in thousands)
1. Adjustments to the unaudited pro forma condensed consolidated balance sheet as of September 30, 2005
(A) Reflects the Company’s unaudited historical condensed consolidated balance sheet as of September 30, 2005.
(B) Represents the pro forma adjustments to reflect the acquisition of thirteen student housing properties referred to as the Place Portfolio that occurred on January 6, 2006 as if the acquisition had occurred on September 30, 2005. This acquisition is accounted for using the purchase method of accounting prescribed by SFAS No. 141, “Business Combinations”. Total consideration approximated $204,091 and is comprised of the following:

Cash	$104,931
Units in the Operating Partnership	500
Assumption of debt	98,660

Total consideration	$204,091

The preliminary allocation of purchase price to the Place Portfolio is as follows:

Restricted cash	$1,302
Deferred financing fees	592
Student housing properties	202,197

Total	$204,091

2. Adjustments to the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2005
(C) Reflects the Company’s unaudited historical condensed consolidated statement of operations from January 31, 2005 through September 30, 2005.
(D) Reflects the Predecessor’s unaudited historical condensed combined statement of operations from January 1, 2005 through January 30, 2005, date of the IPO.
(E) Represents the historical unaudited certain revenues and certain expenses related to student housing property acquisitions occurring during the nine months ended September 30, 2005 for the period prior to their respective date of acquisition including:

-	The fourteen student housing properties referred to as the JPI Portfolio which was acquired simultaneous with the IPO
-	The University of Mississippi acquired in February 2005
-	The University of South Carolina acquired in March 2005
-	The Murfreesboro Properties at Middle Tennessee State University acquired in April 2005
-	The University of Florida (“Campus Lodge of Gainesville”) acquired in June 2005
-	Auburn University acquired in July 2005

(F) Represents the historical unaudited combined statement of certain revenues and certain expenses for the nine months ended September 30, 2005 related to the Place Portfolio which was acquired by the Company on January 6, 2006. The unaudited combined statement of certain revenues and certain expenses for the nine months ended September 30, 2005 is included elsewhere in this filing.
(G) Represents adjustments to eliminate the certain revenues and certain expenses related to the Place Portfolio, as simultaneous with the closing of the acquisition on January 6, 2006 the real estate assets were leased back to the previous owners of the portfolio. Pursuant to the terms of the lease agreement, the Lessee will continue to operate the properties for an initial term of five years. The lease agreement provides for the lessee to pay base rent of approximately $13,736 per year for the initial term of the lease.
(H) Represents nine months of base rent resulting from the lease agreement discussed in note (G) above based on lease terms requiring annual lease payments of $13,736.
(I) Represents the additional compensation expense for the month of January 2005 resulting from the Company’s grant of shares of restricted stock to certain officers and employees simultaneously with the IPO that vest ratably over five years.
(J) Represents the additional depreciation expense and amortization of intangibles as a result of the purchase accounting adjustments related to all student housing property acquisitions. These amounts were determined based on management’s evaluation of the estimated useful lives of the student housing properties and the intangibles. In utilizing the following useful lives for determining the pro forma adjustments, management considered the length of time a student housing property had been in existence, the maintenance history as well as anticipated future maintenance, and any contractual stipulations that might limit the useful life (specifically as it relates to the lease intangibles):

Buildings and improvements	30-40 yrs.
Furniture and fixtures	5-7 yrs.
Lease intangibles	Remaining contractual life of 7 mths.
Other identifiable intangibles	Avg. remaining contractual life of 5 yrs.
(K) Represents an increase in interest expense for the nine months ending September 30, 2005 to reflect the assumption of debt in connection with the student housing property acquisitions. The weighted average interest rate is 5.85%.
(L) Represents the additional amortization of deferred financing costs incurred in connection with the assumption of mortgage notes related to the acquired student housing property acquisitions as well as the loan origination fees incurred related to the revolving credit facility entered into by the Company concurrent with the IPO. These costs are being amortized over the remaining life of the applicable agreements using the effective interest method.
(M) Represents corresponding adjustment to minority interest related to pro forma adjustments to income/(loss) before minority interest.
3. Adjustments to the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2004
(N) Reflects the Company’s historical condensed consolidated statement of operations for the period from July 12, 2004 (date of formation) through December 31, 2004.

(O) Reflects the Predecessor’s historical condensed combined statement of operations for the year ended December 31, 2004.
(P) Represents the historical unaudited certain revenues and certain expenses for the year ended December 31, 2004 related to the following student housing property acquisitions occurring during 2005:

-	The fourteen student housing properties referred to as the JPI Portfolio which was acquired simultaneous with the IPO
-	The University of Mississippi acquired in February 2005
-	The University of South Carolina acquired in March 2005
-	The Murfreesboro Properties at Middle Tennessee State University acquired in April 2005
-	The University of Florida (“Campus Lodge of Gainesville”) acquired in June 2005
-	Auburn University acquired in July 2005
(Q) Represents the historical audited combined statement of certain revenues and certain expenses for the year ended December 31, 2004 related to the Place Portfolio which was acquired by the Company on January 6, 2006. The audited combined statement of certain revenues and expenses for the year ended December 31, 2004 is included elsewhere in this filing.
(R) Represents adjustments to eliminate the certain revenues and certain expenses related to the Place Portfolio, as simultaneous with the closing of the acquisition on January 6, 2006 the real estate assets were leased back to the previous owners of the portfolio. Pursuant to the terms of the lease agreement, the Lessee will continue to operate the properties for an initial term of five years. The lease agreement provides for the lessee to pay base rent of approximately $13,736 per year for the initial term of the lease.
(S) Represents the annual base rent revenue resulting from the lease agreement discussed in note (R) above based on lease terms requiring annual lease payments of $13,736.
(T) Reflects additional compensation expense for the year ended December 31, 2004 that would result from the Company’s grant of shares of restricted stock to certain officers and employees simultaneously with the IPO that will vest ratably over five years.
(U) Represents the additional depreciation expense and amortization of intangibles as a result of the purchase accounting adjustments related to all student housing property acquisitions. These amounts were determined based on management’s evaluation of the estimated useful lives of the student housing properties and the intangibles. In utilizing the following useful lives for determining the pro forma adjustments, management considered the length of time a student housing property had been in existence, the maintenance history as well as anticipated future maintenance, and any contractual stipulations that might limit the useful life (specifically as it relates to the lease intangibles):

Buildings and improvements	30-40 yrs.
Furniture and fixtures	5-7 yrs.
Lease intangibles	Remaining contractual life of 7 mths.
Other identifiable intangibles	Avg. remaining contractual life of 5 yrs.
(V) Represents an increase in interest expense for the year ended December 31, 2004 to reflect the assumption of debt in connection with the student housing property acquisitions. The weighted average interest rate is 5.85%
(W) Represents the additional amortization of deferred financing costs incurred in connection with the assumption of mortgage notes related to the acquired student housing property acquisitions as well as the loan origination fees incurred related to the revolving credit facility entered into by the Company concurrent with the IPO. These costs are being amortized over the remaining life of the applicable agreements using the effective interest method.
(X) Represents taxes that result from applying the statutory rate in effect during the period to the estimated pro forma operating results of the Company’s taxable REIT subsidiary.
(Y) Represents adjustment to recognize the portion of income (loss) related to the minority interest holders of the Operating Partnership.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Education Realty Trust, Inc.
Dated: January 25, 2006	By:	/s/ Paul O. Bower
Paul O. Bower
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

10.1	Consent, Ratification, Assumption and Release Agreement made effective as of January 6, 2006, by and among Cape Place (DE), LLC, Martin Place (DE), LLC, Clayton Place (DE), LLC, Macon Place (DE), LLC, River Place (DE), LLC, Jacksonville Place (DE), LLC, Clemson Place (DE), LLC, Troy Place (DE), LLC, Murray Place (DE), LLC, EDR Lease Holdings, LLC, Cecil M. Philips, Place Properties, L.P., Education Realty Operating Partnership, LP, and LaSalle Bank, National Association, as Trustee.

10.2	Loan and Security Agreement dated as of December 3, 2004, between Cape Place (DE), LLC; Clayton Place (DE), LLC; Clemson Place (DE), LLC; Jacksonville Place (DE), LLC; Macon Place (DE), LLC; Martin Place (DE), LLC; Murray Place (DE), LLC; River Place (DE), LLC; and Troy Place (DE), LLC, collectively, as Borrower and Greenwich Capital Financial Products, Inc., as Lender.

10.3	$98,660,000 Promissory Note, dated December 3, 2004, between Cape Place (DE), LLC, Clayton Place (DE), LLC, Clemson Place (DE), LLC, Jacksonville Place (DE), LLC, Macon Place (DE), LLC, Martin Place (DE), LLC, Murray Place (DE), LLC, River Place (DE), LLC, Troy Place (DE), LLC (collectively, the “Borrower”) and Greenwich Capital Financial Products, Inc. (the “Lender”).

10.4	Exceptions to Non-Recourse Guaranty (Multi State) entered into as of January 6, 2006, by Education Realty Operating Partnership, LP for the benefit of LaSalle Bank, National Association, as Trustee.

10.5	Environmental Indemnity Agreement made as of January 6, 2006, by Cape Place (DE), LLC, Clayton Place (DE), LLC, Clemson Place (DE), LLC, Jacksonville Place (DE), LLC, Macon Place (DE), LLC, Martin Place (DE), LLC, Murray Place (DE), LLC, River Place (DE), LLC, Troy Place (DE), LLC, and EDR Lease Holdings, LLC and EDR Clemson Place Limited Partnership and Education Realty Operating Partnership, LP (collectively referred to as “Indemnitor”) in favor of LaSalle Bank, National Association, as Trustee.